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                                                                  EXHIBIT 10.35



          THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF (INCLUDING ANY SECURITIES ISSUABLE UPON CONVERSION OF SUCH SHARE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND SUCH WARRANT, SHARES AND SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AT THE TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR SIMILAR RULE AS THEN IN EFFECT UNDER SUCH ACT, OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.

No. 2                                        Warrant to Purchase 200,000 Shares
                                                                of Common Stock
                                                        (Subject to Adjustment)

                             SCM MICROSYSTEMS, INC.

                         COMMON STOCK PURCHASE WARRANT

                         Void after September 5, 1998

         SCM Microsystems, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Gemplus, a legal entity under the laws of France, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m. Pacific time, on September 5, 1998 (the "Expiration Date"), 200,000 fully paid and nonassessable shares of Common Stock of the Company, as constituted on September 5, 1997 at the purchase price per share of $14.00 and otherwise in accordance with the terms hereof. The number and character of such shares of Common Stock and the purchase price therefor are subject to adjustment as provided below.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive on the exercise hereof, in lieu of or in addition to Common Stock, or which at any time shall be issuable in exchange for or in replacement of Common Stock.

         (b) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.







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         (c)     The term "Warrant" shall mean this Warrant.

         1. Initial Exercise Date; Expiration. This Warrant may be exercised at any time or from time to time. It shall expire at 5:00 p.m., Pacific time, on the earliest of (a) September 5, 1998, or (b) the consolidation or merger of the Company with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or any other reorganization of the Company unless the stockholders of the Company immediately prior to any such transaction are holders of a majority of the voting securities of the surviving or acquiring corporation immediately thereafter (and for purposes of this calculation equity securities which any stockholder or the Company owned immediately prior to such merger or consolidation as a stockholder of another party to the transaction shall be disregarded).

         2. Exercise of Warrant; Partial Exercise, This Warrant may be exercised in full or in part by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price of the shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) to be purchased hereunder. For any partial exercise hereof, the holder shall designate in the subscription the number of shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the holder hereof a new warrant of like tenor, in the name of the holder hereof, which shall be exercisable for such number of shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) represented by this Warrant which have not been purchased upon such exercise.

                 In lieu of exercising any portion of this Warrant, the holder may at any time and from time to time elect to receive, without payment of cash or other consideration, shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) equal to the value of this Warrant (or portion hereof being canceled) by surrender of this Warrant to the Company together with notice of such election. In such event the Company shall issue to the holder a number of shares of the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) computed using the following formula:

                                   X = Y(A-B)
                                      -------
                                         A

where:           X =      The number of shares of Common Stock (or any shares
                          of stock or other securities at the time issuable upon exercise of this Warrant) to be issued to the holder.







                                        2


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                 Y =      The number of shares of Common Stock (or any shares
                          of stock or other securities at the time issuable upon exercise of this Warrant) purchasable under this Warrant.

                 A = The fair market value of one share of the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) as of the date of such notice of election,

                 B = The exercise price, as adjusted to the date of such notice of election.

         For the purposes of this Section 2, fair market value of the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) as of a particular date (the "Determination Date") shall mean:

                 (i) If the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

                 (ii) If the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the business day immediately preceding the Determination Date.

                 (iii) Except as provided in paragraph (iv) below, if the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) is not publicly traded, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors,

                 (iv) If the Determination Date is the date on which the Company's Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) is first sold to the public by the Company in a firm commitment public offering under the Securities Act of 1933, as amended, then the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) is sold in such offering. Notwithstanding the foregoing, this Warrant may not be exercised without payment of cash or other consideration as provided above if the Company determines in good faith that such exercise would have an material adverse effect on the Company's results of operations or financial condition with respect to accounting treatment or financial reporting.

         3. When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 2, and at such time the person in whose name any certificate for shares of Common Stock (or any shares of stock or other





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securities at the time issuable upon exercise of this Warrant) shall be issuable upon such exercise, as provided in Section 2, shall be deemed to be the record holder of such Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) for all purposes.

         4. Delivery on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within twenty
(20) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) to which such holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share as determined in good faith by the Board of Directors.

         5. Adjustment of Purchase Price and Number of Shares. The character of the shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) and the purchase price therefor, are subject to adjustment upon the occurrence of the following events:

                  5.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The exercise price of this Warrant and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock (or such other stock or securities). For example if there should be a 2-for-1 stock split, the exercise price would be divided by two and such number of shares would be doubled.

                  5.2 Adjustment for other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company (other than shares of Common Stock) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Common Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  5.3     Adjustment for Reclassification or Reorganization.
In case of any corporate reorganization or reclassification or change of the outstanding securities of the Company, other than as described in the second sentence of Section 1 above (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of





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this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Common Stock issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  5.4 Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         6. No Impairment. The Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant), free from all preemptive rights therein, which will be sufficient to permit the exercise in full of this Warrant, and (c) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) as may be issued pursuant to the valid exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         7.      Notices of Record Date, etc.  In the event of

                 (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                 (b) any consolidation or merger of the Company with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or any other reorganization of the Company unless the stockholders of the Company immediately prior to any such transaction are holders of a majority of the voting securities of the surviving or acquiring corporation immediately thereafter (and for purposes of this calculation equity securities which any stockholder of the Company owned immediately prior to such merger or consolidation as a stockholder of another party to the transaction shall be disregarded), or

                 (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                 (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire





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any shares of stock of any class or any other securities, then and in each such event the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such consolidation, merger, sale or transfer of assets, reorganization, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or any shares of stock or other securities at the time issuable upon the exercise of this Warrant) shall be entitled to exchange their shares for securities or other property deliverable on such consolidation, merger, sale or transfer of assets, reorganization, dissolution, liquidation or winding-up, and (iii) the amount and character of any-stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

         8. Exchange of Warrants. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) called for on the face of the Warrant so surrendered.

         9. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         10. Investment Intent. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the holder thereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the own account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof).

         11. Transfer. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof upon surrender of this Warrant with a properly executed assignment (in the form annexed hereto) at the principal office of the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the holder hereof a new Warrant of like tenor, in the name of the holder hereof, which shall be exercisable for such number of shares of Common





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Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) which were not so transferred,

         12. No Rights or Liability as a Stockholder. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant), and no enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder as a stockholder of the Company.

         13. Notices. All notices referred to in this Warrant shall be in writing and shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

         14. Payment of Taxes. All shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) issued upon the valid exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect to the issue or delivery thereof.

         15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holder of this Warrant. This Warrant is being delivered in the State of California and shall be governed by and construed and enforced in accordance with the internal laws of the State of California (without reference to any principles of the conflicts of laws). The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated:     September 5, 1997

                                         SCM MICROSYSTEMS, INC.





                                         By:
                                            ----------------------------------
                                            Steve Humphreys, President














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                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of warrant)

TO:      SCM Microsystems, Inc.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________* shares of Common Stock of SCM Microsystems, Inc. and herewith makes payment of $_______ therefor, and requests that the certificates for such shares be issues in the name of, and delivered to _____________________________________ whose address is _______________________
_________________________________________________.



                                        _______________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)



                                        _______________________________________
                                        _______________________________________
                                                      (Address)

Dated:

_______________________________________



*  Insert here the number of shares as to which the Warrant is being exercised.















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                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto _________________ the right represented by the within Warrant to purchase shares of Common Stock of SCM Microsystems, Inc., to which the within Warrant relates, and appoints __________________ Attorney to transfer such right on the books of SCM Microsystems, Inc., with full power of substitution in the premises.




                                        _______________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)





                                        _______________________________________
                                        _______________________________________
                                                       (Address)

Dated:



_______________________________________